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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 18, 1998 (May 2, 1998)

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                               BANCORPSOUTH, INC.
             (Exact name of registrant as specified in its charter)

        Mississippi                      0-10826                   64-0659571
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
     of incorporation)                                           Identification
                                                                     Number)


One Mississippi Plaza
Tupelo, Mississippi                                                  38801
(Address of principal executive offices)                             (Zip Code)

                                 (601) 680-2000
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On May 2, 1998, BancorpSouth, Inc. (the "Company") announced that it had entered into a definitive agreement to acquire Merchants Capital Corporation, Vicksburg, Mississippi ("Merchants"), subject to the satisfaction of certain conditions precedent. The acquisition will be structured as a merger with Merchants being merged with and into the Company, subject to the approval of the shareholders of Merchants and federal and state regulatory authorities. The Company is the holding company of BancorpSouth Bank, which operates as Bank of Mississippi in Mississippi and Volunteer Bank in Tennessee. Merchants is the holding company of Merchants Bank. In connection with the merger of the two holding companies, Merchants Bank will be merged with and into Bank of Mississippi.

         Under the terms of the merger agreement, shareholders of Merchants will receive 1.884 shares of the Company in exchange for each share of Merchants common stock owned. The exchange rate will be adjusted to reflect the Company's previously announced two-for-one stock split effected in the form of a 1:1 stock dividend which was issued on May 15, 1998 (or 3.768 shares of the Company for each Merchants share, split adjusted). Based on the closing price of the Company's common stock as traded on the New York Stock Exchange on May 1, 1998, the transaction is valued at $63,136,000.

         In connection with the transaction, the Company has been granted an option to acquire up to 19.9% of the common stock of Merchants, subject to certain limitations, terms and conditions set forth in a stock option agreement between Merchants and the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits:

                  2.1 Merger Agreement, dated as of May 2, 1998, between BancorpSouth, Inc. and Merchants Capital Corporation.

                  4.1 Stock Option Agreement, dated as of May 2, 1998, between BancorpSouth, Inc. and Merchants Capital Corporation.

                  20.1 Copy of the press release, dated May 4, 1998 relating to the merger of BancorpSouth, Inc. and Merchants Capital Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            By: /s/ AUBREY B. PATTERSON
                                                --------------------------------
                                                Aubrey B. Patterson
                                                Chairman and CEO


Date:  May 18, 1998